UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 22, 2020 (July 20, 2020)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)	EZCORP, Inc. (the “Company”) has appointed Fred E. Herman as Chief Accounting Officer (principal accounting officer), effective July 20, 2020.
Mr. Herman, age 64, has been an accounting consultant to the Company since December 2019. From 2003 to 2019, Mr. Herman held a number of senior management positions with Rent-A-Center, Inc., a $2.6 billion public company with over 3,500 locations in the U.S., Mexico and Puerto Rico. Those positions included Executive Vice President – Chief Information Officer (2018-2019), Executive Vice President – Accounting, Global Controller (2014-2017) and other executive roles in internal audit, risk and compliance, and shared services. Prior to joining Rent-A-Center, Inc., Mr. Herman held finance and internal audit roles at other public companies, and he began his professional career in public accounting with Deloitte. Mr. Herman received a Bachelor of Science degree in Business Administration, Accounting from the University of Missouri. He is a Certified Public Accountant and a Certified Internal Auditor.
Under the terms of his employment, Mr. Herman will receive an annual salary of $350,000 and a target bonus of 60% of base salary (with a minimum of $73,500 for fiscal 2020). He will be eligible for healthcare and other benefits typically provided to the Company's executive officers, including the following severance benefits:

•
If the Company terminates Mr. Herman’s employment without cause on or after July 31, 2022, or Mr. Herman voluntarily resigns or retires on or after that date, he will receive payment of six months’ base salary and continuation of healthcare benefits for six months.

•	If the Company terminates Mr. Herman’s employment without cause prior to July 31, 2022, he will receive the amounts described above plus a prorated bonus payout for the year of termination.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	July 22, 2020	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary